Exhibit 10.11

SPECIFIC TERMS IN THIS LETTER AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE OF TYPE THAT EQUITRANS MIDSTREAM CORPORATION TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].
April 9, 2024

Rice Drilling B LLC
625 Liberty Avenue, Suite 1700
Pittsburgh, Pa 15222-3111
Attn: J.E.B. Bolen

RE:    Buyback Gas Letter Agreement – Three Musketeers

Dear Mr. Bolen:
Reference is made to that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 by and among EQT Corporation, EQT Production Company, Rice Drilling B LLC and EQT Energy, LLC (collectively, “Producer”), and EQM Gathering Opco, LLC (“Gatherer”), as the same was amended by that certain First Amendment to Gas Gathering and Compression Agreement dated August 26, 2020, that Second Amendment to Gas Gathering and Compression Agreement dated December 6, 2021, that Third Amendment to Gas Gathering Compression Agreement dated December 21, 2021, that Fourth Amendment to Gas Gathering Compression Agreement dated January 23, 2023 and that Fifth Amendment to Gas Gathering Compression Agreement dated October 4, 2023 between Producer and Gatherer (as amended, the “Gathering Agreement”). All capitalized terms used but not otherwise defined in this letter agreement (“Letter Agreement”) shall have the meanings (if any) ascribed to them in the Gathering Agreement.
WHEREAS, Producer has requested that Gatherer commence delivering Dedicated Gas (“Buyback Gas”) to the Delivery Point depicted on Exhibit A attached hereto (the “Redelivery Point”) on or before [***] (“Service Commencement Date”) for the purpose of supporting Producer’s return to pad hydraulic fracturing operations (“Operations”) at the Producer’s Well Pad known as the Three Musketeers Well Pad (“Three Musketeers Well Pad”); and

WHEREAS, Gatherer is willing to deliver Buyback Gas to the Redelivery Point, subject to the terms and conditions hereof.
NOW, THEREFORE, Gatherer and Producer (collectively, “Parties” and each a “Party”), by execution of this Letter Agreement and in consideration of the mutual covenants contained herein, do hereby agree as follows:

Exhibit 10.11
1.Buyback Gas; Fee.
(a)Subject to the terms and conditions of this Letter Agreement, Gatherer agrees to use commercially reasonable efforts to deliver Buyback Gas to the Redelivery Point at flow rate equal to approximately [***] per Day and at a pressure equal to approximately [***] commencing on or before the Service Commencement Date and continuing thereafter until such time as Producer has completed its Operations at the Three Musketeers Well Pad.
(b)Within [***] business days after execution hereof, Producer agrees to pay to Gatherer a one-time fee in the amount of [***], as consideration for Gatherer’s agreement to deliver Buyback Gas to the Redelivery Point in accordance with the terms hereof.
2.Additional Covenants.
(a)All of the obligations of Producer and Gatherer hereunder shall be performed in compliance with the performance standard set forth in Section 3.1 of the Gathering Agreement.
(b)Producer shall provide to Gatherer daily custody measurement data on a weekly basis confirming volumes of Buyback Gas delivered to the Redelivery Point.
(c)Notwithstanding anything herein to the contrary, this Letter Agreement shall not amend or otherwise modify the obligations of the Parties with respect to the connection of any future Redelivery Points to the Gathering System under Section 3.10 of the Gathering Agreement and the other terms and conditions thereof.
3.Indemnification.
(a)Subject to the terms of this Letter Agreement, including Section 3(c), Gatherer shall release, indemnify, defend, and hold harmless Producer and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees from and against all claims and losses arising out of or relating to (i) the operations of Gatherer or its Affiliates under this Letter Agreement and (ii) any breach of this Letter Agreement by Gatherer.
(b)Subject to the terms of this Letter Agreement, including Section 3(c), Producer shall release, indemnify, defend, and hold harmless Gatherer and its Affiliates, directors, officers, employees, agents, consultants, representatives, and invitees from and against all claims and losses arising out of or relating to (i) the operations of Producer and its Affiliates under this Letter Agreement, and (ii) any breach of this Letter Agreement by Producer.
(c)NOTWITHSTANDING ANYTHING IN THIS LETTER AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO

Exhibit 10.11
THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS LETTER AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER TORT, NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT, WARRANTY, INDEMNITY OR OTHERWISE, INCLUDING LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE, OR BUSINESS INTERRUPTIONS; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO ANY (a) ACTUAL AMOUNT OF FEES TO BE PAID PURSUANT TO THE TERMS HEREOF, OR (b) DAMAGE OR CLAIM ASSERTED BY OR AWARDED TO A THIRD PARTY FOR WHICH A PARTY WOULD OTHERWISE BE LIABLE UNDER ANY INDEMNIFICATION PROVISION SET FORTH HEREIN.
4.    Miscellaneous. The terms and provisions of this Letter Agreement shall be binding on, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original signature hereto, and execution and delivery by such means shall be binding upon the Parties.
5.    Effect of Letter Agreement. The Parties acknowledge and agree that this Letter Agreement constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by Section 18.7 of the Gathering Agreement; provided, however, that except as expressly provided herein, the Parties hereby reserve all of their rights and remedies under the Gathering Agreement and under applicable law and nothing herein will constitute a waiver, release, modification or alteration of the terms, conditions or covenants of the Gathering Agreement, the provisions of which are intended to remain in full force and effect in accordance with their respective terms, except to the extent expressly contemplated hereby. In the event of any conflict or inconsistencies between this Letter Agreement and the Gathering Agreement, the terms and conditions of this Letter Agreement shall prevail.
6.    Governing Law; Jury Waiver. This Letter Agreement shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles. The Parties agree that the appropriate, exclusive and convenient forum for any disputes among any of the Parties arising out of this Letter Agreement or the transactions contemplated hereby shall be in any state or federal court in the City of Pittsburgh and County of Allegheny, Pennsylvania, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Letter Agreement. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Letter Agreement or the transactions contemplated hereby

Exhibit 10.11
in any court or jurisdiction other than the above specified courts. EACH PARTY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Letter Agreement as of the date first written above.

GATHERER:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By: /s/ John M. Quinn
Name: John M. Quinn
Title:    VP Business Development & Commercial Services

PRODUCER:

RICE DRILLING B LLC,
a Delaware limited liability company

By: /s/ J.E.B. Bolen
Name: J.E.B. Bolen
Title:     Senior Vice President of Operations Planning

EQT CORPORATION,
a Pennsylvania corporation

By: /s/ Jeremy Knop
Name: Jeremy Knop
Title:     Chief Financial Officer

EQT ENERGY, LLC,
a Delaware limited liability company

By: /s/ Keith Shoemaker
Name: Keith Shoemaker
Title:    Senior Vice President, Commercial

EQT PRODUCTION COMPANY,
a Delaware limited liability company

By: /s/ J.E.B. Bolen
Name: J.E.B. Bolen
Title:     Senior Vice President of Operations Planning

EXHIBIT A

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